UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2009

                 ZYGO CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-12944	06-0864500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Laurel Brook Road, Middlefield, CT		06455-0448
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 347-8506

                                                Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective December 1, 2009, management of Zygo Corporation (“ZYGO”) implemented a change to the temporary salary reduction for all of ZYGO’s executive officers. Prior to December 1, 2009, ZYGO instituted a series of salary reductions and furloughs that effectively reduced the salaries of its executive officers by 25%. Effective December 1, 2009, the salary reductions for the Chief Executive Officer and executive officer’s decreased from 25% to 20%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: December 3, 2009	By:	/s/ Walter A. Shephard
Name: Walter A. Shephard Title: Vice President Finance, CFO, and Treasurer